Exhibit 10.4

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of April 20, 2007 (as amended, supplemented or otherwise modified from time to time, the “Intellectual Property Security Agreement”), is made by each of the signatories hereto (collectively, the “Grantors”) in favor of Bear Stearns Corporate Lending Inc., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

A. KAR Holdings, Inc., a Delaware corporation (the “Borrower”), and KAR Holdings II, LLC, a Delaware limited liability company (“Holdings”), have entered into the Credit Agreement, dated as of even date herewith (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), the financial institutions from time to time party thereto as lenders (the “Lenders”), Bear, Stearns & Co. Inc. and UBS Securities LLC, as joint lead arrangers, UBS Securities LLC, as syndication agent, Goldman Sachs Credit Partners L.P. and Deutsche Bank Securities Inc., as co-documentation agents, Bear, Stearns & Co. Inc., UBS Securities LLC and Goldman Sachs Credit Partners L.P., as joint bookrunners, the Administrative Agent and other parties from time to time signatory thereto.

B. It is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered that certain Guarantee and Collateral Agreement, dated as of even date herewith in favor of the Administrative Agent (as amended, supplemented, replaced or otherwise modified from time to time, the “Guarantee and Collateral Agreement”). Capitalized terms used and not defined herein have the meanings given such terms in the Credit Agreement or the Guarantee and Collateral Agreement, as applicable.

C. Under the terms of the Guarantee and Collateral Agreement, the Grantors have granted a security interest in certain Property, including without limitation certain Intellectual Property of the Grantors to the Administrative Agent, for the benefit of the Secured Parties, and have agreed as a condition thereof to execute this Intellectual Property Security Agreement for recording with the United States Patent and Trademark Office, the United States Copyright Office, and other applicable Governmental Authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors agree as follows:

SECTION 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent for the benefit of the Secured Parties a security interest in and to all of such Grantor’s right, title and interest in and to all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations (as defined in the Guarantee and Collateral Agreement):

(a) (i) all United States trademarks, service marks, trade names, domain names, corporate names, company names, business names, trade dress, trade styles or logos and all registrations of and applications to register the foregoing (except for “intent-to-use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed and accepted) and any new renewals thereof, including each registration and application identified in Schedule 1, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and dilutions thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements and dilutions thereof) and (iv) all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each of the above;

(b) (i) all United States patents, patent applications, including without limitation each issued patent and patent application identified on Schedule 1, (ii) all inventions and improvements described and claimed therein, (iii) the right to sue or otherwise recover for any and all past, present and future infringements thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof) and (v) all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever accruing thereunder or pertaining thereto;

(c) (i) all United States copyrights, whether or not the underlying works of authorship have been published, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including each registration identified on Schedule 1, (ii) the right to sue or otherwise recover for any and all past, present and future infringements thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof) and (iv) all other rights of any kind whatsoever accruing thereunder or pertaining thereto; and

(d) any and all Proceeds of the foregoing.

SECTION 2. Recordation. Each Grantor authorizes and requests that the United States Register of Copyrights or the United States Commissioner of Patents and Trademarks, as applicable, record this Intellectual Property Security Agreement.

SECTION 3. Execution in Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or electronic pdf), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 4. Governing Law. This Intellectual Property Security Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

SECTION 5. Conflict Provision. This Intellectual Property Security Agreement has been entered into in conjunction with the provisions of the Guarantee and Collateral Agreement and the Credit Agreement. The rights and remedies of each party hereto with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Guarantee and Collateral Agreement and the Credit Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Intellectual Property Security Agreement are in conflict with the Guarantee and Collateral Agreement or the Credit Agreement, the provisions of the Guarantee and Collateral Agreement or the Credit Agreement shall govern.

IN WITNESS WHEREOF, each of the undersigned has caused this Intellectual Property Security Agreement to be duly executed and delivered as of the date first above written.

ADESA, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:

STATE OF INDIANA	)
	:	ss.:
COUNTY OF HAMILTON	)

On this 23rd day of April, 2007, before me personally appeared Eric M. Loughmiller, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which the person acted executed the instrument.

/s/ Kathleen E. Bramel
Notary Public

My commission expires: May 31, 2007

IN WITNESS WHEREOF, each of the undersigned has caused this Intellectual Property Security Agreement to be duly executed and delivered as of the date first above written.

ADESA WISCONSIN, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:

STATE OF INDIANA	)
	:	ss.:
COUNTY OF HAMILTON	)

On this 23rd day of April, 2007, before me personally appeared Eric M. Loughmiller, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which the person acted executed the instrument.

/s/ Kathleen E. Bramel
Notary Public

My commission expires: May 31, 2007

IN WITNESS WHEREOF, each of the undersigned has caused this Intellectual Property Security Agreement to be duly executed and delivered as of the date first above written.

INSURANCE AUTO AUCTIONS, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:

STATE OF INDIANA	)
	:	ss.:
COUNTY OF HAMILTON	)

On this 23rd day of April, 2007, before me personally appeared Eric M. Loughmiller, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which the person acted executed the instrument.

/s/ Kathleen E. Bramel
Notary Public

My commission expires: May 31, 2007

IN WITNESS WHEREOF, each of the undersigned has caused this Intellectual Property Security Agreement to be duly executed and delivered as of the date first above written.

AUTOMOTIVE FINANCE CORPORATION

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:

STATE OF INDIANA	)
	:	ss.:
COUNTY OF HAMILTON	)

On this 23rd day of April, 2007, before me personally appeared Eric M. Loughmiller, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which the person acted executed the instrument.

/s/ Kathleen E. Bramel
Notary Public

My commission expires: May 31, 2007

BEAR STEARNS CORPORATE LENDING INC.,
as Administrative Agent

By:	/s/ Victor Bulzacchelli
Name:	Victor Bulzacchelli
Title:	Vice President

Schedule 1

COPYRIGHTS

None.

PATENTS

None.

TRADEMARKS

Jurisdiction	Trademark	Registration No. (App. No.)	Reg. Date (App. Date)	Record Owner	Status/ Comments
Canada	ADESA	TMA434,316	October 7, 1994	ADESA Properties Canada, Inc.	Registered
Canada	DESIGN ONLY	TMA601,386	February 4, 2004	ADESA Properties Canada, Inc.	Registered
Canada	ISAIAH 40:31 and Design	TMA492,524	April 7, 1998	ADESA Properties Canada, Inc.	Registered
Mexico	ADESA	779545	February 24, 2003	ADESA, Inc.	Registered
Mexico	ADESA and Design	764584	October 21, 2002	ADESA, Inc.	Registered
Mexico	DESIGN ONLY	764583	October 21, 2002	ADESA, Inc.	Registered
Mexico	PAR and Design	810808	October 24, 2003	ADESA, Inc.	Registered
United States	A and Design	3,070,822	March 21, 2006	ADESA, Inc.	Registered
United States	ADESA	1,783,137	July 20, 1993	ADESA, Inc.	Registered

Jurisdiction	Trademark	Registration No. (App. No.)	Reg. Date (App. Date)	Record Owner	Status/ Comments
United States	ADESA “FLORIDA CARS” AUCTION GROUP ADESA CLEARWATER ADESA JACKSONVILLE ADESA OCALA ADESA ORLANDO ADESA TAMPA WWW.ADESA.COM and Design	2,766,567	September 23, 2003	ADESA, Inc.	Registered
United States	ADESA and Design	2,504,409	November 6, 2001	ADESA, Inc.	Registered
United States	ADESA INC. A and Design	3,138,256	September 5, 2006	ADESA, Inc.	Registered
United States	ADESA INC. and Design	3,144,560	September 19, 2006	ADESA, Inc.	Registered
United States	ADESA MARKET GUIDE	2,804,621	January 13, 2004	ADESA, Inc.	Registered
United States	ADESA RUN LIST	2,930,226	March 8, 2005	ADESA, Inc.	Registered
United States	AUTOLOT	2,462,333	June 19, 2001	ADESA, Inc.	Registered
United States	AUTOVIN	(77-126,546)	(March 9, 2007)	ADESA, Inc.	Pending
United States	DE@LERBLOCK	2,509,994	November 20, 2001	ADESA, Inc.	Registered
United States	DESIGN ONLY	2,504,410	November 6, 2001	ADESA, Inc.	Registered
United States	DOPPLER DISPATCH	2,554,587	April 2, 2002	ADESA, Inc.	Registered
United States	DRIVEN BY VALUES	3,057,695	February 7, 2006	ADESA, Inc.	Registered
United States	LEASECHECK	(77-126,624)	(March 9, 2007)	ADESA, Inc.	Pending
United States	LOTCHECK	(77-126,696)	(March 9, 2007)	ADESA, Inc.	Pending
United States	PAR	2,151,277	April 14, 1998	ADESA, Inc.	Registered
United States	PAR NORTH AMERICA VEHICLE TRANSITION SERVICES and Design	2,630,448	October 8, 2002	ADESA, Inc.	Registered
United States	PARTNERS IN SUCCESS	(77-026,738)	(October 23, 2006)	ADESA, Inc.	Pending
United States	PULSE	2,663,020	December 17, 2002	ADESA, Inc.	Registered

Jurisdiction	Trademark	Registration No. (App. No.)	Reg. Date (App. Date)	Record Owner	Status/ Comments
United States	SITECHECK	(77-127,917)	(March 11, 2007)	ADESA, Inc.	Pending
Wisconsin	CASCADE MOTORS	Registration Nos. not issued by Wisconsin Secretary of State	July 7, 2004	ADESA Wisconsin, LLC	Registered
Intl Register	IAA	889469	March 29, 2006	Insurance Auto Auctions, Inc.	Registered
Intl Register	IAA and design	910468	June 13, 2006	Insurance Auto Auctions, Inc.	Registered
Intl Register	INSURANCE AUTO AUCTIONS	885284	March 29, 2006	Insurance Auto Auctions, Inc.	Registered
Intl Register	RUN & DRIVE	885285	March 29, 2006	Insurance Auto Auctions, Inc.	Registered
United States	INSURANCE AUTO AUCTIONS	3,026,577	December 13, 2005	Insurance Auto Auctions, Inc	Registered; unreleased security interest from Insurance Auto Auctions, Inc. to Bear Stearns Corporate Lending Inc. recorded at reel 3092 and frame 0553.
United States	AUCTION PASSPORT	(77-140,108)	(March 26, 2007)	Insurance Auto Auctions, Inc.	Pending
United States	BIDFAST	1,782,221	July 13, 1993	Insurance Auto Auctions, Inc.	Registered; unreleased security interest from Insurance Auto Auctions, Inc. to Bear Stearns Corporate Lending Inc. recorded at reel 3092 and frame 0553.
United States	DATALINK	2,382,030	September 5, 2000	Insurance Auto Auctions, Inc.	Registered; unreleased security interest from Insurance Auto Auctions, Inc. to Bear Stearns Corporate Lending Inc. recorded at reel 3092 and frame 0553.
United States	FASTTOW	1,783,610	July 20, 1993	Insurance Auto Auctions, Inc.	Registered; unreleased security interest from Insurance Auto Auctions, Inc. to Bear Stearns Corporate Lending Inc. recorded at reel 3092 and frame 0553.

Jurisdiction	Trademark	Registration No. (App. No.)	Reg. Date (App. Date)	Record Owner	Status/ Comments
United States	FASTTRACK	1,788,966	August 17, 1993	Insurance Auto Auctions, Inc.	Registered; unreleased security interest from Insurance Auto Auctions, Inc. to Bear Stearns Corporate Lending Inc. recorded at reel 3092 and frame 0553.
United States	IAA	1,899,150	June 13, 1995	Insurance Auto Auctions, Inc.	Registered; unreleased security interest from Insurance Auto Auctions, Inc. to Bear Stearns Corporate Lending Inc. recorded at reel 3092 and frame 0553.
United States	IAA	1,900,846	June 20, 1995	Insurance Auto Auctions, Inc.	Registered; unreleased security interest from Insurance Auto Auctions, Inc. to Bear Stearns Corporate Lending Inc. recorded at reel 3092 and frame 0553.
United States	INSURANCE AUTO AUCTIONS	1,839,138	June 7, 1994	Insurance Auto Auctions, Inc.	Registered; unreleased security interest from Insurance Auto Auctions, Inc. to Bear Stearns Corporate Lending Inc. recorded at reel 3092 and frame 0553.
United States	RUN & DRIVE	2,387,323	September 19, 2000	Insurance Auto Auctions, Inc.	Registered; unreleased security interest from Insurance Auto Auctions, Inc. to Bear Stearns Corporate Lending Inc. recorded at reel 3092 and frame 0553.
United States	SUREPAY	1,794,418	September 21, 1993	Insurance Auto Auctions, Inc.	Registered; unreleased security interest from Insurance Auto Auctions, Inc. to Bear Stearns Corporate Lending Inc. recorded at reel 3092 and frame 0553.
United States	VIC/SMARTLOSS	1,980,959	June 18, 1996	Insurance Auto Auctions, Inc.	Registered; unreleased security interest from Insurance Auto Auctions, Inc. to Bear Stearns Corporate Lending Inc. recorded at reel 3092 and frame 0553.